UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of Registrant as specified in charter)

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Name and address of agent for service)

(813) 791-7333

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)

Annual Report March 31, 2024

DoubleLine Selective Credit Fund

I Share Class: DBSCX

Shares of the DoubleLine Selective Credit Fund (the “Fund”) may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, as amended, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

Annual Report	|	March 31, 2024	3

President’s Letter	(Unaudited) March 31, 2024

Dear Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Annual Report for the 12-month period ended March 31, 2024. On the following pages, you will find specific information regarding each Fund’s operation and holdings. In addition, we discuss each Fund’s investment performance and main drivers of that performance during the reporting period.

Over the 12-month period, financial markets, including many of the asset classes and sectors in which the DoubleLine Funds invest, experienced strong returns amid improved risk sentiment. Stocks rallied while bond returns were muted, as represented respectively by the S&P 500 Index’s 29.88% return and Bloomberg US Aggregate Bond Index’s 1.70% return. A broad trend in fixed income was lower-rated credit and floating-rate sectors outperforming traditional sectors, driven primarily by high interest income and lower interest-rate sensitivity, with large return dispersion across subsectors.

The Federal Reserve continued to tighten monetary policy at the beginning of the period, including what appears to have been the last increase in this hiking cycle in July, which raised the federal funds rate to a range of 5.25% to 5.50%. At the start of the period, market participants’ expectations for the path of monetary policy, as tracked by the Bloomberg World Interest Rate Probability function, were largely at odds with the Fed’s forecast published in its quarterly Summary of Economic Projections (SEP). However, by the close of the period, market expectations ultimately converged with those of the SEP, in which the median projection for the federal funds rate was for three cuts of 25 basis points (bps) each by year-end 2024.

Broadly speaking, economic fundamentals were largely resilient during the reporting period. U.S. gross domestic product (GDP) was positive on a year-over-year (YoY) and quarter-over-quarter (QoQ) basis across the final three quarters of 2023, with the strongest YoY print at a 3.1% seasonally adjusted annualized rate for the fourth quarter. Domestic growth was buoyed by a robust labor market across the 12-month period, as the U-3 unemployment rate finished the period at 3.8%, just 0.4% above the measure’s lowest reading in over 50 years. The labor market still appeared tight by historical standards, as Job Openings and Labor Turnover Survey data for February showed the ratio of vacancies per unemployed jobseeker to be 1.45. A strong labor market and relatedly strong consumer have contributed to higher growth estimates, with first quarter real GDP forecast to grow at a seasonally adjusted annualized rate of 2.0% QoQ. Survey-based measures of economic activity similarly show resilience, with the ISM Services PMI and ISM Manufacturing PMI registering in expansionary territory as of March. One outlier is the Conference Board Leading Economic Index, which has been negative for some time and at a level historically associated with recession.

Over the 12-month period, the two-year U.S. Treasury yield rose 59 bps, the five-year yield rose 64 bps, the 10-year yield rose 73 bps, and the 30-year yield rose 69 bps. Traditional fixed-income sectors, including Treasuries and Agency mortgage-backed securities (MBS) were impacted by rising interest rates across the Treasury curve. Disparate returns throughout the fixed income universe were largely attributable to duration risk, as Treasuries and Agency MBS experienced muted positive returns while corporate bonds outperformed, driven by spread tightening amid strong corporate earnings. Sovereign bonds from developed markets (DMs) posted negative returns while sovereign bonds from emerging markets (EMs) were among the best-performing sectors in the global fixed-income landscape.

The European Central Bank hiked its deposit facility rate 100 bps over the period, with the most recent hike in September pushing the rate to 4.00% from 3.75%. Most of the DM countries, absent Japan, followed similar tightening paths during the period. Monetary policy and inflation differentiation between EM and DM countries became an increasingly relevant theme. EM central banks broadly moved earlier and more aggressively in raising rates in response to inflationary pressure. Disinflation subsequently allowed EM central banks to ease rates, which should bode well for EM growth. While

4	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2024

geopolitical tensions remained a risk across the period, any threat of escalation seemed to be brushed off by markets generally.

In China, weak consumer demand and a prolonged slowdown in the property sector continued to hamper confidence during the period in the world’s second largest economy despite piecemeal stimulus measures from policymakers in the second half of 2023 and first quarter of 2024. In March, the People’s Bank of China announced an ambitious economic growth target of 5%, citing further stimulus measures in monetary, fiscal and regulatory policy. The Bank of Japan at its March meeting delivered on a well-telegraphed message and removed its negative interest-rate policy and ended its yield curve control.

As we look toward the remainder of 2024 and beyond, we believe the Fed and other DM central banks will eye the second half of the year for an opening to relax monetary policy. The conditions that could permit the start of a cutting cycle still seem tied to the degree of confidence the Fed, and other central banks, will have that inflation will not reaccelerate.

The DoubleLine investment team strives to deliver attractive risk-adjusted returns to our investors through full economic cycles and variable interest-rate environments using a time-tested process. We are confident in our ability to take advantage of future opportunities by drawing upon the extensive experience of our team.

If you have any questions regarding the DoubleLine Funds, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doubleline.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today.

Thank you for your continued support and entrusting DoubleLine with your investments. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2024

Annual Report	|	March 31, 2024	5

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2024

Management Discussion of Fund Performance:

For the 12-month period ended March 31, 2024, the DoubleLine Selective Credit Fund outperformed the Bloomberg US Aggregate Bond Index return of 1.70%. The biggest contributor to Fund performance was duration positioning, as the Fund consistently maintained a shorter duration than the index in a period of rising U.S. Treasury yields. Asset allocation also contributed, as the structured fixed-income sectors in the Fund outperformed corporate credits in the index. All sectors in the Fund posted positive returns, and the biggest contributor by sector to Fund performance was non-Agency residential mortgage-backed securities. This asset class benefited from credit spread tightening driven by a favorable supply-demand dynamic in the fourth quarter of 2023 and the first quarter of 2024. The biggest laggard by sector was asset-backed securities, mainly due to a relatively small allocation in the Fund.

12-Month Period Ended 3-31-24	12 months

I Share (DBSCX)	7.67%

Bloomberg US Aggregate Bond Index*	1.70%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Past performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11. You should read these reports and the Fund’s private placement memorandum carefully before investing.

The performance information shown assumes the reinvestment of all dividends and distributions. Investment performance reflects management fees and other fund expenses, including fee waivers in effect. In the absence of such waivers, total return would be reduced. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1 (877) DLINE 11 / 1 (877) 354-6311.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings as of period end.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses as a percentage of net assets at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. A liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments. Additional principal risks for the Fund can be found in the private placement memorandum.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Index Descriptions and Other Definitions

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The index descriptions provided herein are based on information provided on the respective index provider’s website or from other third-party sources. The Fund and DoubleLine have not verified these index descriptions and disclaim responsibility for their accuracy and completeness.

Agency —Refers to mortgage-backed securities (MBS) whose principal and interest are guaranteed by a U.S. government agency such as Fannie Mae (FNMA) or Freddie Mac (FHLMC).

Asset-Backed Securities (ABS)—Investment securities, such as bond or notes, that are collateralized by a pool of assets, such as loans, leases, credit card debt, royalties or receivables.

6	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2024

Basis Points (bps) —Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Bloomberg US Aggregate Bond Index—This index (the “Agg”) represents securities that are SEC registered, taxable and U.S. dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg World Interest Rate Probability (WIRP) Function—Statistical function developed by Bloomberg that uses fed funds futures and options to assess the probability of future Federal Open Market Committee (FOMC) decisions. It seeks to calculate the chances of a rate hike at each of the FOMC meetings using futures trading data.

Conference Board Leading Economic Index (LEI)—This index tracks a group of composite indexes (manufacturers’ orders, initial unemployment insurance claims, et al.) as a means of gauging the strength of a particular industry or the economy.

Duration—Measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Federal Funds Rate—Target interest rate, set by the Federal Reserve at its Federal Open Market Committee (FOMC) meetings, at which commercial banks borrow and lend their excess reserves to each other overnight. The Fed sets a target federal funds rate eight times a year, based on prevailing economic conditions.

ISM Manufacturing PMI —This index (which used to be called the ISM Manufacturing Purchasing Managers Index) is compiled by the Institute for Supply Management and tracks the economic health of the manufacturing sector. The index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and employment environment. A number below 50 is considered a contractionary signal for the economy; a number above 50 is considered expansionary.

ISM Services PMI—This index (which used to be called the ISM Non-Manufacturing Purchasing Managers Index) is compiled by the Institute for Supply Management and tracks the economic health of the services (formerly nonmanufacturing) sector. A number below 50 is considered a contractionary signal for the economy; a number above 50 is considered expansionary.

Job Openings and Labor Turnover Survey (JOLTS)—Conducted by the U.S. Bureau of Labor Statistics, JOLTS involves the monthly collection, processing and dissemination of job openings and labor turnover data. The data, collected from sampled establishments on a voluntary basis, includes employment, job openings, hires, quits, layoffs, discharges and other separations. The number of unfilled jobs – used to calculate the job openings rate—is an important measure of the unmet demand for labor, providing a more complete picture of the U.S. labor market than by looking solely at the unemployment rate.

Mortgage-Backed Securities (MBS)—Investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them. Investors in MBS receive periodic payments similar to bond coupon payments.

S&P 500 Index —This unmanaged capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

U-3 Unemployment Rate—Officially recognized rate of unemployment, compiled and released monthly by the U.S. Bureau of Labor Statistics, measuring the number of unemployed people as a percentage of the labor force.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

Annual Report	|	March 31, 2024	7

Standardized Performance Summary	(Unaudited) March 31, 2024

DBSCX
DoubleLine Selective Credit Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (8-4-14 to 3-31-24)

I-share (DBSCX)	7.67%	1.35%	2.19%	3.87%

Bloomberg US Aggregate Bond Index	1.70%	-2.46%	0.36%	1.38%

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311.

8	DoubleLine Selective Credit Fund

Growth of Investment	(Unaudited) March 31, 2024

DoubleLine Selective Credit Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	5 Year	Since Inception (8/4/2014)

DoubleLine Selective Credit Fund Class I	7.67%	2.19%	3.87%

Bloomberg US Aggregate Bond Index	1.70%	0.36%	1.38%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The private placement memorandum contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a private placement memorandum, contact an authorized representative at 213-633-8200. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 213-633-8200 to receive performance results current to the most recent month-end.

[2]

Bloomberg US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the index at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2024	9

Schedule of Investments DoubleLine Selective Credit Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.0%(a)

	Waterfall Commercial Mortgage Trust
234,299	Series 2015-SBC5-A	4.10%	(b)(c)	04/14/2024	226,236

	Total Asset Backed Obligations (Cost $234,299)				226,236

COLLATERALIZED LOAN OBLIGATIONS 0.4%

	Babson CLO Ltd./Cayman Islands
1,000,000	Series 2015-2A-ER (CME Term SOFR 3 Month + 6.71%)	12.03%	(c)	10/20/2030	993,722

	Octagon Investment Partners Ltd.
1,000,000	Series 2012-1A-DR (CME Term SOFR 3 Month + 7.41%)	12.73%	(c)	07/15/2029	964,199

	Total Collateralized Loan Obligations (Cost $1,980,000)				1,957,921

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 0.3%

	20 Times Square Trust
381,000	Series 2018-20TS-G	3.10%	(b)(c)	05/15/2035	283,600

	BB-UBS Trust
179,220	Series 2012-TFT-TE	3.56%	(b)(c)(d)	06/05/2030	148,636

	Citigroup Commercial Mortgage Trust
224,000	Series 2015-GC27-D	4.42%	(b)(c)	02/10/2048	202,013
155,000	Series 2016-GC36-D	2.85%	(c)	02/10/2049	64,647

	Commercial Mortgage Pass Through Certificates
194,000	Series 2014-CR19-C	4.62%	(b)	08/10/2047	181,381

	JP Morgan Chase Commercial Mortgage Securities
350,000	Series 2018-WPT-EFL (CME Term SOFR 1 Month + 2.84%, 2.60% Floor)	8.16%	(c)	07/05/2033	269,393

	Morgan Stanley Bank of America Merrill Lynch Trust
250,000	Series 2014-C18-C	4.46%	(b)	10/15/2047	241,427
350,000	Series 2014-C19-C	4.00%		12/15/2047	332,522

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $2,011,180)				1,723,619

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 97.8%

	Adjustable Rate Mortgage Trust
3,579,398	Series 2005-10-5A1 (CME Term SOFR 1 Month + 0.63%, 0.52% Floor, 11.00% Cap)	5.96%		01/25/2036	3,314,936

	Ameriquest Mortgage Securities, Inc.
9,500,000	Series 2005-R4-M6 (CME Term SOFR 1 Month + 1.12%, 1.01% Floor)	6.45%		07/25/2035	7,988,304

	AMSR Trust
1,750,000	Series 2020-SFR2-C	2.53%	(c)	07/17/2037	1,674,321
6,000,000	Series 2020-SFR4-E2	2.46%	(c)	11/17/2037	5,606,156
7,750,000	Series 2020-SFR4-F	2.86%	(c)	11/17/2037	7,274,313

	Angel Oak Mortgage Trust LLC
4,500,000	Series 2021-5-M1	2.39%	(b)(c)	07/25/2066	3,229,891

	Arroyo Mortgage Trust
7,539,000	Series 2019-3-M1	4.20%	(b)(c)	10/25/2048	6,607,612

	Asset Backed Securities Corp. Home Equity
4,119,992	Series 2003-HE1-M3 (CME Term SOFR 1 Month + 5.36%, 5.25% Floor)	10.69%		01/15/2033	3,813,347

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Banc of America Alternative Loan Trust
3,743,357	Series 2007-1-3A24	6.00%		04/25/2037	3,070,940

	Banc of America Funding Corp.
840,971	Series 2006-2-2A11	5.50%		03/25/2036	690,334
867,017	Series 2007-1-TA8	6.35%	(e)	01/25/2037	770,150
3,006,661	Series 2014-R8-A2 (CME Term SOFR 1 Month + 0.35%, 0.24% Floor)	5.68%	(c)	06/26/2036	2,444,904

	Banc of America Mortgage Securities, Inc.
1,224,840	Series 2006-3-1A10	6.00%		10/25/2036	978,446

	BCAP LLC Trust
8,571,119	Series 2012-RR4-6A2	5.41%	(b)(c)	11/26/2035	4,811,334
3,535,488	Series 2013-RR2-6A2	4.63%	(b)(c)	06/26/2037	2,753,889

	Bear Stearns Adjustable Rate Mortgage Trust
2,089,763	Series 2006-2-2A1	4.19%	(b)	07/25/2036	1,763,393

	Bear Stearns Alt-A Trust
1,788,896	Series 2005-10-23A1	4.71%	(b)	01/25/2036	1,607,628
6,252,183	Series 2006-3-21A1	4.47%	(b)	05/25/2036	4,536,475
1,447,672	Series 2006-4-31A1	4.46%	(b)	07/25/2036	895,247

	Bear Stearns Asset Backed Securities Trust
677,266	Series 2006-AC5-A1	6.75%	(e)	12/25/2036	663,327
5,418,644	Series 2006-AQ1-12A (CME Term SOFR 1 Month + 0.39%, 0.28% Floor)	5.18%		10/25/2036	8,415,171
657,696	Series 2006-IM1-A1 (CME Term SOFR 1 Month + 0.57%, 0.46% Floor)	5.90%		04/25/2036	635,775

	Carrington Mortgage Loan Trust
4,137,506	Series 2007-RFC1-A3 (CME Term SOFR 1 Month + 0.25%, 0.14% Floor, 14.50% Cap)	5.58%		12/25/2036	4,000,663

	Chase Mortgage Finance Corp.
1,605,851	Series 2006-S2-1A9	6.25%		10/25/2036	645,134
3,689,014	Series 2006-S3-1A2	6.00%		11/25/2036	1,502,636
316,714	Series 2007-S3-1A12	6.00%		05/25/2037	141,466

	CIM Trust
9,629,442	Series 2023-R2-A1	5.50%	(b)(c)	08/25/2064	9,622,303
10,853,990	Series 2023-R4-A1	5.00%	(b)(c)	05/25/2062	10,718,325

	Citigroup Mortgage Loan Trust, Inc.
457,267	Series 2005-9-21A2	5.50%		11/25/2035	445,547
518,180	Series 2007-AR8-1A1A	3.84%	(b)	08/25/2047	440,389
3,725,495	Series 2009-10-2A2	7.00%	(b)(c)(d)	12/25/2035	2,597,216
997,124	Series 2011-12-1A2	3.96%	(b)(c)	04/25/2036	615,373
8,223,180	Series 2019-A-PT1	3.92%	(c)	10/25/2058	6,783,893
7,911,024	Series 2020-RP1-A1	1.50%	(b)(c)	08/25/2064	6,837,544
1,040,000	Series 2020-RP1-M1	2.00%	(b)(c)	08/25/2064	766,195
874,000	Series 2020-RP1-M2	2.50%	(b)(c)	08/25/2064	629,202
738,000	Series 2020-RP1-M3	2.75%	(b)(c)	08/25/2064	519,896
1,937,951	Series 2020-RP1-PT5	6.92%	(b)(c)	08/25/2064	1,595,151
1,713,387	Series 2021-JL1-A	2.75%	(b)(c)	02/27/2062	1,619,743

	Citimortgage Alternative Loan Trust
839,543	Series 2006-A1-1A6	6.00%		04/25/2036	772,514
3,438,739	Series 2006-A2-A5 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 6.00% Cap)	6.00%		05/25/2036	2,859,858
3,786,876	Series 2006-A2-A6 (-1 x CME Term SOFR 1 Month + 5.29%, 5.40% Cap)	0.00%	(f)(g)	05/25/2036	178,861
5,861,007	Series 2007-A5-1A3 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor, 6.10% Cap)	5.94%		05/25/2037	4,736,088
5,861,007	Series 2007-A5-1A4 (-1 x CME Term SOFR 1 Month + 5.49%, 5.60% Cap)	0.16%	(f)(g)	05/25/2037	337,857
1,747,343	Series 2007-A6-1A4	6.00%		06/25/2037	1,525,466

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citimortgage Alternative Loan Trust (Cont.)
1,190,788	Series 2007-A6-1A5	6.00%		06/25/2037	1,039,808
1,627,945	Series 2007-A8-A1	6.00%		10/25/2037	1,426,173

	Countrywide Alternative Loan Trust
1,555,922	Series 2004-27CB-A6	5.50%		12/25/2034	1,356,842
777,059	Series 2005-28CB-2A7	5.75%		08/25/2035	515,828
1,952,787	Series 2005-4-1A3	5.75%		04/25/2035	1,367,197
1,013,031	Series 2005-46CB-A20	5.50%		10/25/2035	730,069
3,295,959	Series 2005-55CB-2A1	5.50%		11/25/2035	1,951,555
2,050,693	Series 2005-65CB-1A11	6.00%		01/25/2036	1,425,987
150,268	Series 2005-73CB-1A3	6.25%		01/25/2036	142,767
2,569,128	Series 2005-79CB-A1 (CME Term SOFR 1 Month + 0.66%, 0.55% Floor, 5.50% Cap)	5.50%		01/25/2036	1,307,387
2,569,128	Series 2005-79CB-A2 (-1 x CME Term SOFR 1 Month + 4.84%, 4.95% Cap)	0.00%	(f)(g)	01/25/2036	103,956
6,279,129	Series 2005-80CB-4A1	6.00%		02/25/2036	2,996,648
1,099,170	Series 2006-14CB-A8	6.00%		06/25/2036	605,329
10,367,710	Series 2006-31CB-A4	6.00%		11/25/2036	5,989,196
2,409,668	Series 2006-41CB-2A12	6.00%		01/25/2037	1,253,548
919,850	Series 2006-41CB-2A15	5.75%		01/25/2037	460,493
2,941,332	Series 2006-46-A6	6.00%		02/25/2047	1,438,656
1,610,757	Series 2006-7CB-2A1	6.50%		05/25/2036	771,582
948,090	Series 2006-8T1-1A4	6.00%		04/25/2036	447,219
964,346	Series 2006-J4-2A13	6.00%		07/25/2036	550,092
2,655,614	Series 2006-J4-2A8	6.00%		07/25/2036	1,514,841
924,093	Series 2006-J6-A5	6.00%		09/25/2036	469,992
755,594	Series 2007-13-A4	6.00%		06/25/2047	390,869
11,582,223	Series 2007-16CB-3A1	6.75%		08/25/2037	2,607,476
4,194,470	Series 2007-2CB-2A9	5.75%		03/25/2037	2,150,344
3,257,655	Series 2007-4CB-1A9	5.75%		04/25/2037	2,666,802
3,744,507	Series 2007-OA8-1A1 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor)	5.80%		06/25/2047	3,061,769

	Countrywide Asset-Backed Certificates
8,482,775	Series 2005-17-1AF4	6.55%	(e)	05/25/2036	6,673,850
9,035,283	Series 2006-25-M1 (CME Term SOFR 1 Month + 0.36%, 0.25% Floor)	5.69%		06/25/2047	7,379,708

	Countrywide Home Loan Mortgage Pass Through Trust
85,954	Series 2006-10-1A11	5.85%		05/25/2036	37,921
1,964,716	Series 2006-13-1A17 (-1 x CME Term SOFR 1 Month + 5.54%, 5.65% Cap)	0.21%	(f)(g)	09/25/2036	149,731
1,964,716	Series 2006-13-1A3 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 6.25% Cap)	6.04%		09/25/2036	639,351
501,652	Series 2006-17-A6	6.00%		12/25/2036	204,634
1,211,924	Series 2006-19-1A7	6.00%		01/25/2037	596,469
1,538,802	Series 2006-9-A2	6.00%		05/25/2036	703,514
5,703,485	Series 2007-15-1A29	6.25%		09/25/2037	3,507,018
5,146,171	Series 2007-21-1A1	6.25%		02/25/2038	2,483,444
445,173	Series 2007-4-1A10	6.00%		05/25/2037	194,978
313,621	Series 2007-8-1A5	5.44%		01/25/2038	130,639
2,986,480	Series 2007-HYB1-2A1	4.05%	(b)	03/25/2037	2,351,924

	Credit Suisse First Boston Mortgage Securities Corp.
800,840	Series 2005-9-3A2	6.00%		10/25/2035	247,640

	Credit Suisse Management LLC
978,716	Series 2005-12-5A1	5.25%		01/25/2036	839,414

	Credit Suisse Mortgage Capital Certificates
715,732	Series 2006-6-1A10	6.00%		07/25/2036	342,754
3,450,693	Series 2006-7-10A1	6.75%		08/25/2036	1,805,683
338,776	Series 2008-2R-1A1	6.00%	(c)(d)	07/25/2037	267,956
2,157,053	Series 2009-9R-10A2	5.50%	(c)	12/26/2035	1,228,637
3,800,000	Series 2020-AFC1-M1	2.84%	(b)(c)	02/25/2050	3,089,303
11,676,637	Series 2020-RPL1-PT1	3.33%	(b)(c)	10/25/2069	9,149,817
1,521,870	Series 2021-JR2-A1	2.22%	(b)(c)	11/25/2061	1,487,348

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Deutsche ALT-A Securities, Inc.
894,483	Series 2005-6-2A1	5.50%		12/25/2035	735,809
187,383	Series 2006-AB4-A1A	6.01%	(b)	10/25/2036	156,172

	Deutsche Mortgage Securities, Inc.
542,226	Series 2009-RS2-1A2	6.13%	(b)(c)(d)	09/26/2036	501,178

	Ellington Financial Mortgage Trust
4,735,000	Series 2019-2-B1	4.07%	(b)(c)	11/25/2059	3,894,229

	First Horizon Alternative Mortgage Securities
521,525	Series 2005-FA8-1A3	5.50%		11/25/2035	255,996
1,749,866	Series 2007-FA3-A8	6.00%		06/25/2037	625,797
1,854,864	Series 2007-FA4-1A4	6.25%		08/25/2037	752,153

	First Horizon Asset Securities, Inc.
126,525	Series 2006-1-1A2	6.00%		05/25/2036	58,027

	FirstKey Homes Trust
3,000,000	Series 2020-SFR1-F1	3.64%	(c)	08/17/2037	2,867,253
9,500,000	Series 2020-SFR2-D	1.97%	(c)	10/19/2037	8,867,306
9,500,000	Series 2020-SFR2-E	2.67%	(c)	10/19/2037	8,972,791

	FMC GMSR Issuer Trust
10,000,000	Series 2021-GT1-A	3.62%	(b)(c)	07/25/2026	8,821,567

	Freddie Mac Structured Agency Credit Risk Debt Notes
15,000,000	Series 2024-HQA1-M1 (US 30 Day Average Secured Overnight Financing Rate + 1.25%)	6.57%	(c)	03/25/2044	15,011,948

	Fremont Home Loan Trust
9,792,255	Series 2006-D-2A4 (CME Term SOFR 1 Month + 0.33%, 0.22% Floor)	5.66%		11/25/2036	3,467,879

	Greenpoint Mortgage Funding Trust
4,251,432	Series 2005-AR4-3A1 (12 Month US Treasury Average + 1.40%, 1.40% Floor)	6.49%		10/25/2045	3,214,232

	GSAMP Trust
7,685,481	Series 2007-NC1-A1 (CME Term SOFR 1 Month + 0.24%, 0.13% Floor)	5.57%		12/25/2046	4,025,581

	GSR Mortgage Loan Trust
277,063	Series 2006-2F-3A4	6.00%		02/25/2036	127,273
1,589,322	Series 2006-9F-5A2 (-1 x CME Term SOFR 1 Month + 6.44%, 6.55% Cap)	1.11%	(f)(g)	10/25/2036	195,907
1,589,322	Series 2006-9F-5A3 (CME Term SOFR 1 Month + 0.56%, 0.45% Floor, 7.00% Cap)	5.89%		10/25/2036	561,917
746,620	Series 2007-1F-3A14	5.75%		01/25/2037	439,240
1,611,260	Series 2007-2F-3A3	6.00%		03/25/2037	852,512

	Harborview Mortgage Loan Trust
3,702,627	Series 2006-BU1-1A1A (CME Term SOFR 1 Month + 0.53%, 0.42% Floor, 10.50% Cap)	5.86%		02/19/2046	3,283,955
4,865,964	Series 2007-7-1A1	6.44%		10/25/2037	3,694,937

	Home Partners of America Trust
3,672,024	Series 2019-2-C	3.02%	(c)	10/19/2039	3,307,971
3,907,386	Series 2019-2-D	3.12%	(c)	10/19/2039	3,487,665
7,355,080	Series 2019-2-E	3.32%	(c)	10/19/2039	6,455,945

	HSBC Asset Loan Obligation
2,032,061	Series 2007-1-3A6	6.00%		06/25/2037	937,844

	Indymac IMSC Mortgage Loan Trust
3,609,887	Series 2007-AR1-3A1	5.07%	(b)	06/25/2037	3,101,228

	JP Morgan Alternative Loan Trust
2,251,178	Series 2008-R2-A1	5.48%	(b)(c)	11/25/2036	1,227,008

	JP Morgan Mortgage Trust
350,829	Series 2005-S3-1A1	6.50%		01/25/2036	182,730
1,136,596	Series 2006-A5-3A2	4.60%	(b)	08/25/2036	900,619
1,889,760	Series 2007-S1-2A8	5.75%		03/25/2037	734,325

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	11

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lavender Trust/US
900,965	Series 2010-R11A-A4	4.12%	(b)(c)	10/26/2036	369,776

	Legacy Mortgage Asset Trust
11,137,363	Series 2019-RPL3-PT1	0.00%	(c)	06/25/2058	9,346,825
5,081,802	Series 2020-SL1-M	3.25%	(b)(c)	01/25/2060	4,969,933

	Lehman Brothers Holdings, Inc.
1,320,235	Series 2007-1-2A2 (CME Term SOFR 1 Month + 0.31%, 0.20% Floor)	5.64%	(c)	06/25/2037	867,694
5,149,222	Series 2007-1-2A3 (CME Term SOFR 1 Month + 0.34%, 0.23% Floor)	5.67%	(c)	06/25/2037	3,385,068

	Lehman Mortgage Trust
736,522	Series 2007-1-1A2	5.75%		02/25/2037	711,296

	Lehman XS Trust
1,471,736	Series 2006-17-1A4A (CME Term SOFR 1 Month + 0.45%, 0.34% Floor)	5.78%		08/25/2046	1,280,500

	Long Beach Mortgage Loan Trust
6,634,356	Series 2006-2-2A4 (CME Term SOFR 1 Month + 0.69%, 0.58% Floor)	6.02%		03/25/2046	2,403,509

	Mastr Adjustable Rate Mortgages Trust
4,523,151	Series 2005-6-3A2	3.62%	(b)	07/25/2035	1,624,976

	MASTR Alternative Loans Trust
854,216	Series 2004-10-5A5	5.75%		09/25/2034	809,465

	Mastr Asset Backed Securities Trust
15,554,388	Series 2006-WMC3-A1 (CME Term SOFR 1 Month + 0.38%, 0.27% Floor)	5.71%		08/25/2036	6,072,466

	Merrill Lynch Alternative Note Asset
1,342,397	Series 2007-F1-2A6	6.00%		03/25/2037	481,385

	Merrill Lynch Mortgage Investors, Inc.
1,005,286	Series 2006-AF1-AF3B	6.25%		08/25/2036	421,891

	MFRA Trust
4,600,000	Series 2021-NQM2-M1	2.37%	(b)(c)	11/25/2064	3,308,823

	Morgan Stanley Mortgage Loan Trust
3,580,926	Series 2005-10-4A1	5.50%		12/25/2035	2,135,527
671,937	Series 2007-12-3A4	6.25%		08/25/2037	254,313

	NMLT Trust
4,500,000	Series 2021-INV2-B1	3.32%	(b)(c)	08/25/2056	3,100,335

	Nomura Asset Acceptance Corp.
3,119,472	Series 2006-AP1-A2	5.52%	(b)	01/25/2036	946,707
722,119	Series 2007-1-1A1A	6.50%	(e)	03/25/2047	640,504

	Opteum Mortgage Acceptance Corp.
6,466,603	Series 2006-2-A1C (CME Term SOFR 1 Month + 0.65%, 0.54% Floor)	5.98%		07/25/2036	2,303,790

	PennyMac Mortgage Investment Trust
2,186,714	Series 2019-3R-A (US 30 Day Average Secured Overnight Financing Rate + 3.81%, 2.70% Floor)	9.14%	(c)	11/27/2031	2,190,991
10,000,000	Series 2021-FT1-A (CME Term SOFR 1 Month + 3.11%, 3.12% Floor)	8.44%	(c)	03/25/2026	10,125,875

	PR Mortgage Loan Trust
328,562	Series 2014-1-APT	5.86%	(b)(c)	10/25/2049	303,780

	Pretium Mortgage Credit Partners LLC
2,156,193	Series 2021-RN2-A1	1.74%	(c)(e)	07/25/2051	2,090,234
3,418,016	Series 2021-RN3-A1	1.84%	(c)(e)	09/25/2051	3,272,997

	PRPM LLC
9,800,000	Series 2021-2-A2	6.77%	(b)(c)	03/25/2026	9,655,699
3,415,762	Series 2021-6-A1	1.79%	(c)(e)	07/25/2026	3,325,001
5,987,000	Series 2021-6-A2	3.47%	(c)(e)	07/25/2026	5,726,954
2,533,734	Series 2021-7-A1	1.87%	(c)(e)	08/25/2026	2,458,155

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RALI Trust
1,134,950	Series 2005-QS12-A3	5.50%		08/25/2035	959,003
882,132	Series 2005-QS13-1A6	5.50%		09/25/2035	716,313
356,770	Series 2006-QS12-1A1	6.50%		09/25/2036	159,636
1,598,151	Series 2006-QS12-2A12 (CME Term SOFR 1 Month + 0.31%, 0.20% Floor, 7.50% Cap)	5.64%		09/25/2036	1,137,837
1,598,151	Series 2006-QS12-2A13	2.24%	(f)(g)(h)	09/25/2036	164,353
1,729,216	Series 2006-QS18-1A4	6.25%		12/25/2036	1,530,137
1,926,383	Series 2006-QS3-1A14	6.00%		03/25/2036	1,624,451
623,163	Series 2006-QS7-A2	6.00%		06/25/2036	473,864
4,365,031	Series 2007-QS1-1A2 (-1 x CME Term SOFR 1 Month + 5.34%, 5.45% Cap)	0.01%	(f)(g)	01/25/2037	200,696
4,594,303	Series 2007-QS1-1A5 (CME Term SOFR 1 Month + 0.66%, 0.55% Floor, 6.00% Cap)	5.99%		01/25/2037	3,264,606
581,696	Series 2007-QS11-A1	7.00%		10/25/2037	448,692
324,975	Series 2007-QS5-A1	5.50%		03/25/2037	249,714

	RBSGC Mortgage Pass Through Certificates
457,296	Series 2007-A-2A4	6.25%		01/25/2037	419,209

	Renaissance Home Equity Loan Trust
15,336,140	Series 2006-2-AF2	5.76%	(e)	08/25/2036	6,000,621
9,024,934	Series 2006-3-AF4	5.81%	(e)	11/25/2036	3,191,852

	Residential Asset Securitization Trust
4,144,120	Series 2006-A12-A1	6.25%		11/25/2036	1,528,173
933,628	Series 2006-A8-1A1	6.00%		08/25/2036	515,463

	Rithm Capital Corp.
2,300,000	Series 2019-NQM4-B1	3.74%	(b)(c)	09/25/2059	1,907,791

	Securitized Asset Backed Receivables LLC
8,791,036	Series 2006-NC1-A3 (CME Term SOFR 1 Month + 0.65%, 0.54% Floor)	5.98%		03/25/2036	7,902,724

	Sequoia Mortgage Trust
170,215	Series 2013-9-AP	0.00%	(c)(i)	07/25/2043	119,214

	Starwood Mortgage Residential Trust
1,121,808	Series 2020-3-A1	1.49%	(b)(c)	04/25/2065	1,061,688

	Structured Adjustable Rate Mortgage Loan Trust
2,296,655	Series 2005-17-5A1	5.71%	(b)	08/25/2035	1,309,471
1,029,476	Series 2005-22-4A1	5.25%	(b)	12/25/2035	936,076
783,025	Series 2008-1-A2	4.66%	(b)	10/25/2037	604,893

	Structured Asset Mortgage Investments, Inc.
2,538,029	Series 2006-AR6-1A1 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor, 10.50% Cap)	5.80%		07/25/2046	2,097,794
2,631,935	Series 2006-AR6-1A3 (CME Term SOFR 1 Month + 0.49%, 0.38% Floor, 10.50% Cap)	5.82%		07/25/2046	1,994,352
4,113,646	Series 2006-AR7-A1A (CME Term SOFR 1 Month + 0.53%, 0.42% Floor, 10.50% Cap)	5.86%		08/25/2036	3,297,013
3,547,527	Series 2007-AR3-2A1 (CME Term SOFR 1 Month + 0.30%, 0.19% Floor, 10.50% Cap)	5.63%		09/25/2047	3,151,431

	Structured Asset Securities Corp.
4,500,000	Series 2007-BC4-M1 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor)	5.94%		11/25/2037	3,344,388
12,732,456	Series 2007-RF1-1A (CME Term SOFR 1 Month + 0.30%, 0.19% Floor)	5.63%	(c)	03/25/2037	10,278,786

	VCAT Asset Securitization LLC
2,862,303	Series 2021-NPL5-A1	1.87%	(c)(e)	08/25/2051	2,796,840
3,126,590	Series 2021-NPL6-A1	1.92%	(c)(e)	09/25/2051	3,038,982

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Velocity Commercial Capital Loan Trust
810,859	Series 2019-1-M6	6.79%	(b)(c)	03/25/2049	579,088
351,679	Series 2019-2-M5	4.93%	(b)(c)	07/25/2049	299,922
1,453,287	Series 2019-2-M6	6.30%	(b)(c)	07/25/2049	1,140,969
944,566	Series 2020-1-M6	5.69%	(b)(c)	02/25/2050	706,383
1,459,562	Series 2021-1-M3	2.57%	(b)(c)	05/25/2051	1,117,267
3,510,749	Series 2021-1-M4	2.85%	(b)(c)	05/25/2051	2,588,137
3,538,498	Series 2021-2-M4	3.08%	(b)(c)	08/25/2051	2,595,730

	Vericrest Opportunity Loan Transferee
2,713,466	Series 2021-NPL6-A1	5.24%	(c)(e)	04/25/2051	2,674,495

	Verus Securitization Trust
2,200,000	Series 2020-1-B1	3.62%	(b)(c)	01/25/2060	1,632,875
2,856,749	Series 2020-4-A1	1.50%	(c)(e)	05/25/2065	2,707,671
6,685,000	Series 2021-6-B1	4.05%	(b)(c)	10/25/2066	5,106,885
2,073,000	Series 2021-R2-B1	3.25%	(b)(c)	02/25/2064	1,539,128

	WaMu Mortgage Pass Through Certificates
5,820,650	Series 2006-AR11-1A (12 Month US Treasury Average + 0.96%, 0.96% Floor)	6.05%		09/25/2046	4,585,656
8,889,872	Series 2006-AR18-1A1	3.73%	(b)	01/25/2037	7,470,097
6,794,844	Series 2007-HY7-3A1	4.13%	(b)	07/25/2037	5,829,236

	Washington Mutual Alternative Mortgage Pass-Through Certificates
874,743	Series 2005-10-2A8	6.00%		11/25/2035	774,830
2,477,983	Series 2006-5-2CB6	6.00%		07/25/2036	1,768,143
1,726,519	Series 2007-2-1A6	6.00%		04/25/2037	1,365,449
96,937	Series 2007-4-1A1	5.50%		06/25/2037	90,219

	Wells Fargo Alternative Loan Trust
455,615	Series 2007-PA3-1A4	5.75%		07/25/2037	384,352

	Wells Fargo Mortgage Backed Securities Trust
361,351	Series 2006-AR4-2A1	6.18%	(b)	04/25/2036	337,885
2,066,707	Series 2007-7-A1	6.00%		06/25/2037	1,842,428

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $627,139,161)				505,557,742

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 1.7%
2,983,592	First American Government Obligations Fund - U	5.26%	(j)		2,983,592
2,983,592	JPMorgan US Government Money Market Fund - IM	5.25%	(j)		2,983,592
2,983,592	MSILF Government Portfolio - Institutional	5.22%	(j)		2,983,592

	Total Short Term Investments (Cost $8,950,776)				8,950,776

	Total Investments 100.2% ($640,315,416)				518,416,294
	Other Liabilities in Excess of Assets (0.2)%				(839,878)

	NET ASSETS 100.0%				$517,576,416

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	97.8%
Short Term Investments	1.7%
Collateralized Loan Obligations	0.4%
Non-Agency Commercial Mortgage Backed Obligations	0.3%
Asset Backed Obligations	0.0%	(a)
Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

(a)	Represents less than 0.05% of net assets.
(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(d)	Value determined using significant unobservable inputs.
(e)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.
(f)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(g)	Interest only security
(h)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(i)	Principal only security
(j)	Seven-day yield as of period end.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	13

Statement of Assets and Liabilities	March 31, 2024

ASSETS
Investments in Securities, at Value *	$509,465,518
Short Term Investments *	8,950,776
Interest Receivable	2,155,942
Prepaid Expenses and Other Assets	2,869
Due from Advisor (See Note 3)	2,159
Total Assets	520,577,264

LIABILITIES
Distribution Payable	2,805,829
Administration, Fund Accounting and Custodian Fees Payable	66,480
Professional Fees Payable	38,000
Payable for Investments Purchased	31,475
Transfer Agent Expenses Payable	22,695
Trustees Fees Payable (See Note 7)	22,339
Shareholder Reporting Expenses Payable	12,577
Accrued Expenses	1,453
Total Liabilities	3,000,848
Net Assets	$517,576,416

NET ASSETS CONSIST OF:
Paid-in Capital	$734,472,472
Total Distributable Earnings (Loss) (See Note 5)	(216,896,056)
Net Assets	$517,576,416

*Identified Cost:
Investments in Securities	$631,364,640
Short Term Investments	8,950,776

Class I (unlimited shares authorized):
Shares Outstanding	70,422,495
Net Asset Value, Offering and Redemption Price per Share	$7.35

14	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	For the Year Ended March 31, 2024

INVESTMENT INCOME
Income:
Interest	$34,210,844
Total Investment Income	34,210,844

Expenses:
Investment Advisory Fees	3,219,875
Administration, Fund Accounting and Custodian Fees	138,088
Professional Fees	127,121
Transfer Agent Expenses	54,274
Trustees Fees	16,567
Insurance Expenses	14,346
Miscellaneous Expenses	12,130
Shareholder Reporting Expenses	1,556
Total Expenses Less: Investment Advisory Fees (Waived) Less: Other Fees (Reimbursed)/Recouped	3,583,957 (3,219,875 (2,234	) )
Net Expenses	361,848

Net Investment Income (Loss)	33,848,996

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Investments	488,342
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,459,010
Net Realized and Unrealized Gain (Loss) on Investments	7,947,352

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,796,348

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	15

Statements of Changes in Net Assets

	Year Ended March 31, 2024	Year Ended March 31, 2023

OPERATIONS
Net Investment Income (Loss)	$33,848,996	$37,800,050
Net Realized Gain (Loss) on Investments	488,342	(11,514,239)
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,459,010	(57,286,082)
Net Increase (Decrease) in Net Assets Resulting from Operations	41,796,348	(31,000,271)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(39,580,412)	(46,299,785)

Total Distributions to Shareholders	(39,580,412)	(46,299,785)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(83,193,587)	(251,051,027)

Total Increase (Decrease) in Net Assets	$(80,977,651)	$(328,351,083)

NET ASSETS
Beginning of Period	$598,554,067	$926,905,150
End of Period	$517,576,416	$598,554,067

16	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights

		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)
3/31/2024	$7.31	0.42	0.12	0.54	(0.50)	—	(0.50)	$7.35		7.67%	$517,576	0.61%	0.06%	0.06%	5.78%
3/31/2023	$8.13	0.41	(0.72)	(0.31)	(0.51)	—	(0.51)	$7.31		(3.76)%	$598,554	0.60%	0.05%	0.05%	5.36%
3/31/2022	$8.48	0.33	(0.29)	0.04	(0.39)	—	(0.39)	$8.13		0.47%	$926,905	0.60%	0.05%	0.05%	3.92%
3/31/2021	$7.70	0.34	0.82	1.16	(0.38)	—	(0.38)	$8.48		15.25%	$971,339	0.60%	0.05%	0.05%	4.05%
3/31/2020	$8.77	0.42	(1.00)	(0.58)	(0.49)	—	(0.49)	$7.70		(7.11)%	$978,416	0.59%	0.04%	0.04%	4.79%

											Period Ended
											3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020
Portfolio turnover rate for all share classes									16%		11%	28%	31%	34%

(a) Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	17

Notes to Financial Statements	March 31, 2024

1. Organization

The Fund is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014 and was originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. Shares of the Fund may currently be purchased in transactions by the Fund’s investment adviser, DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”), or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the 1940 Act, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended. The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts. The Fund’s investment objective is to seek long- term total return.

The fiscal year end for the Fund is March 31, 2024 and the period covered by these Financial Statements is for the period ended March 31, 2024 (the “period end”).

2. Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, Financial Services— Investment Companies, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Valuations for domestic and foreign fixed income securities are normally determined on the basis of evaluations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

18	DoubleLine Selective Credit Fund

March 31, 2024

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 2024:

Category

Investments in Securities

Level 1

Short Term Investments	$8,950,776

Total Level 1	8,950,776

Level 2

Non-Agency Residential Collateralized Mortgage Obligations	502,191,392

Collateralized Loan Obligations	1,957,921

Non-Agency Commercial Mortgage Backed Obligations	1,574,983

Asset Backed Obligations	226,236

Total Level 2	505,950,532

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	3,366,350

Non-Agency Commercial Mortgage Backed Obligations	148,636

Total Level 3	3,514,986

Total	$518,416,294

See the Schedule of Investments for further disaggregation of investment categories.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code because 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. Generally, provisions for income taxes are not included in the financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2021-2023 (Federal) and 2020-2023 (CA/DE/FL) for the Fund, are those that are open for exam by taxing authorities. As of March 31, 2024 the Fund has no examination in progress.

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended March 31, 2024. The Fund identifies its major tax

Annual Report	|	March 31, 2024	19

Notes to Financial Statements (Cont.)

jurisdiction as U.S. Federal, the State of Delaware and the State of Florida. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss).

Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. Related and Other Party Transactions

The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

Pursuant to a letter agreement dated November 20, 2014, between the Adviser and the Trust, on behalf of the Fund (the “Letter Agreement”), the Adviser has agreed to waive the entire investment advisory fee it is entitled to receive pursuant to the Advisory

20	DoubleLine Selective Credit Fund

March 31, 2024

Agreement effective as of December 1, 2014. Such waiver shall continue until terminated (1) by the Adviser upon 60 days’ notice to the Board or (2) immediately upon the approval of a majority vote of the Trustees of the Trust who are not “interested persons” of the Trust, as defined under the 1940 Act. The Adviser may not seek reimbursement from the Fund with respect to any advisory fees waived to comply with the terms of the Letter Agreement. Under the Letter Agreement, for the period ended March 31, 2024, the Adviser fully waived the total investment advisory fee of $3,219,875.

In addition, pursuant to an Expense Limitation Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.64% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until at least August 1, 2024. However, these expense limitations may be terminated by the Fund’s Board at any time.

Other than described above, to the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses pursuant to the Expense Limitation Agreement, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and to the Fund’s expense limitations in place when the expenses were reimbursed or the fees were waived.

As of March 31, 2024 , there is no amount remaining that is eligible for reimbursement or recoupment.

4. Purchases and Sales of Securities

For period ended March 31, 2024, purchases and sales of investments, excluding short term investments, were $86,688,255 and $132,088,026, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, bonds and notes) during the period.

5. Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund was as follows:

	Year Ended March 31, 2024	Year Ended March 31, 2023

Distributions Paid From:

Ordinary Income	$39,580,412	$46,299,785

Total Distributions Paid	$39,580,412	$46,299,785

The cost basis of investments for federal income tax purposes as of March 31, 2024, was as follows:

Tax Cost of Investments	$654,418,252

Gross Tax Unrealized Appreciation	3,368,029

Gross Tax Unrealized Depreciation	(139,369,987)

Net Tax Unrealized Appreciation (Depreciation)	$(136,001,958)

As of March 31, 2024, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(136,001,958)

Undistributed Ordinary Income	3,056,326

Undistributed Long Term Capital Gains	—

Total Distributable Earnings	3,056,326

Other Accumulated Gains (Losses)	(83,950,424)

Total Accumulated Earnings (Losses)	$(216,896,056)

Annual Report	|	March 31, 2024	21

Notes to Financial Statements (Cont.)

As of March 31, 2024, $81,125,591 was available as a capital loss carryforward (comprised of $30,061,470 short-term and $51,064,121 long-term). For tax purposes, capital losses can be carried forward indefinitely to offset capital gains in future taxable years. During the fiscal year ended March 31, 2024, the Fund did not utilize short-term or long-term capital loss carryover.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of March 31, 2024, the Fund deferred, on a tax basis, qualified late year losses of $0.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses and accretion of discount on certain debt instruments. For the year ended March 31, 2024, the following table shows the reclassifications made:

	Total Distributable Earnings (Loss)	Paid-in Capital

DoubleLine Selective Credit Fund	$—	$—

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit https://doubleline.com/mutual-funds/ for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

6. Share Transactions

Transactions in the Fund’s shares were as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023

	Shares	Amount	Shares	Amount

Shares Sold	5,449,447	$39,600,000	10,977,710	$83,200,000

Shares Redeemed	(16,861,103)	(122,793,587)	(43,129,715)	(334,251,027)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(11,411,656)	$(83,193,587)	(32,152,005)	$(251,051,027)

7. Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $16,567 from the Fund for the period ended March 31, 2024. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statement of Operations are shown as $16,567 which includes $11,253 in current fees (either paid in cash or deferred) and an increase of $5,314 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8. Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted, $500,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%.

22	DoubleLine Selective Credit Fund

March 31, 2024

For the period ended March 31, 2024, the Fund did not draw on its available credit facility.

9. Significant Shareholder Holdings

As of March 31, 2024, the Fund had 16 shareholders of record; two of the Fund’s shareholders, both of which were under common control, collectively owned 29% of the total outstanding shares of the Fund. Each shareholder is an institutional separate account over which the Adviser has investment discretion. See the description of “large shareholder risk” in the following Principal Risks Note.

10. Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, yield and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•

active management risk: the risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLO”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, and reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

Annual Report	|	March 31, 2024	23

Notes to Financial Statements (Cont.)

°

extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. Recent changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

•

focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs, or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

fund level tax risk: the risk that the Fund while considered a personal holding company for federal income tax purposes will incur a Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as ‘junk bonds’, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

24	DoubleLine Selective Credit Fund

March 31, 2024

•

large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited offering risk: the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse, political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of the Fund’s investments may become highly illiquid. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has raised interest rates from historically low levels and may continue to do so. Any additional interest rate increases in the future could cause the value of the Fund’s holdings to decrease.

•

mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational and information security risks: an investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the

Annual Report	|	March 31, 2024	25

Notes to Financial Statements (Cont.)

risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund allocates a higher percentage of its investment portfolio to a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase the Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

11. Recently Issued Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848 (“ASU 2022-06). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. The Fund did not adopt the optional guidance and does not intend to do so.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment. The implementation of this rule will not have any impact on the financial statements.

12. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

26	DoubleLine Selective Credit Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Selective Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DoubleLine Selective Credit Fund (one of the funds constituting DoubleLine Funds Trust, referred to hereafter as the “Fund”) as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

May 24, 2024

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, California 90017

T: (213) 356 6000, www.pwc.com/us

Annual Report	|	March 31, 2024	27

Shareholder Expenses	(Unaudited) March 31, 2024

Example

As a shareholder of the Fund, you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2023 through March 31, 2024. Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC “(doing business as U.S. Bank Global Fund Services), the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at March 31, 2024	Expenses Paid During Period(a)(b)	Ending Account Value March 31, 2024	Expenses Paid During Period(a)(b)

DoubleLine Selective Credit Fund	Class I	0.07%	$1,000	$1,062	$0.36	$1,025	$0.35

(a) Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b) Reflects fee waiver and expense limitation arrangements in effect during the period.

28	DoubleLine Selective Credit Fund

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2024

At a meeting held in February 2024 (the “February Meeting”), the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds (“mutual funds”), exchange-traded funds (“ETFs”), and closed-end funds (“CEFs”) listed above (collectively, the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements, as applicable (the “Advisory Agreements”), between DoubleLine and those Funds. That included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” or “Management” refers to DoubleLine Capital LP, DoubleLine ETF Adviser LP, and/or to DoubleLine Alternatives LP, as appropriate in the context.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the relevant information provided to the Trustees, including information provided for their consideration at their February Meeting and at meetings held in preparation for the February Meeting with management and representatives of ISS Market Intelligence, an independent third-party provider of investment company data (“ISS MI”), and additional information requested by the Independent Trustees. The Independent Trustees also met with Independent Trustee counsel outside the presence of management prior to the February Meeting to consider the materials and information related to the proposed continuation of the Advisory Agreements.

The Trustees also meet regularly with investment advisory, compliance, risk management, operational, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds, DoubleLine’s investment program for each Fund, the performance of each Fund, the fees and expenses of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year and not just that which was provided specifically in relation to the proposed renewal of the Advisory Agreements.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive or controlling. In all their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for each Fund, with a strong emphasis on risk management for the Funds. The Board considered, where applicable, the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and market volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including, among others, Mr. Jeffrey Gundlach, and the strong historical investor interest in products managed by DoubleLine.

The Trustees reviewed reports prepared by ISS MI (the “ISS MI Reports”) that compared, among other information, each Fund’s net management fee rate and net total expense ratio (Class I shares with respect to the mutual funds) against the net management fee rate and net total expense ratio of a group of peers selected by ISS MI, and each Fund’s performance records (Class I shares with respect to the mutual funds) for the one-year, three-year (where applicable), five-year (where applicable), and ten-year (where applicable) periods ended October 31, 2023, against the performance records of those funds in each Fund’s Morningstar category and the performance of the Fund’s benchmark index. In preparation for the February Meeting, the Independent Trustees met with ISS MI representatives in January 2024 to review the comparative information set out in the ISS MI Reports, the methodologies used by ISS MI in compiling those reports and selecting the peer groups used within those reports, and the considerations for evaluating the comparative information presented in those reports. The Independent Trustees also considered the information ISS MI provided regarding the challenges ISS MI encountered in selecting or assembling peer groups for certain of the Funds due to, among other factors, the limited number of possible peer funds with substantially similar principal investment strategies or investment approaches. Where applicable, the Trustees also received information from DoubleLine, including regarding factors to consider in evaluating a Fund’s performance or management fees relative to its peer groups and factors that contributed to the relative underperformance of certain Funds relative to their benchmark indices or the median of their peer groups.

In respect of the mutual funds, the Trustees considered that a number of the mutual funds have achieved strong long-term performance relative to the median of their peers for the five-year and/or ten-year (where applicable) periods ended October 31, 2023, notwithstanding, in some cases, more recent periods of relative underperformance. Those Funds included DoubleLine Core

Annual Report	|	March 31, 2024	29

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Floating Rate Fund, DoubleLine Flexible Income Fund, DoubleLine Infrastructure Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Shiller Enhanced International CAPE®. The Trustees also considered that a number of the mutual funds had achieved strong relative performance more recently, such as over the one-year and/or three-year periods ended October 31, 2023, notwithstanding other periods of short-term or longer-term unfavorable relative performance. Those mutual funds included DoubleLine Long Duration Total Return Bond Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Total Return Bond Fund, DoubleLine Income Fund and DoubleLine Selective Credit Fund. In each instance where a Fund exhibited relative underperformance over the one-year, three-year (as applicable), five-year (as applicable), or ten-year (as applicable) periods, the Trustees considered DoubleLine’s explanations for the periods of relative underperformance, including, in the cases of DoubleLine Long Duration Total Return Bond Fund, DoubleLine Global Bond Fund and DoubleLine Multi-Asset Trend Fund, differences in the Funds’ investment approach relative to their peer groups generally, as well as specifically in the case of DoubleLine Multi-Asset Trend Fund, that the Fund did not yet have three years of investment operations.

The Trustees considered the portion of the ISS MI Reports covering the Funds’ net management fees (where applicable) and net total expenses relative to their expense peer groups. The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a low cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers, but rather seeks to set fees at a competitive level that reflects DoubleLine’s demonstrated significant expertise and experience in the investment strategies that if offers.

The Trustees also considered the relative net management fees and net total expenses of each of the mutual funds. They noted that all but five of the mutual funds had net management fees either below the median of their peer group or within five basis points of the median of their peer group. They noted that among those five mutual funds several, including DoubleLine Total Return Bond Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Flexible Income Fund and DoubleLine Strategic Commodity Fund, had net total expense ratios either below or within five basis points of the median of their peer groups. In the case of DoubleLine Infrastructure Income Fund, the Trustees noted the very limited number of other mutual funds that invest principally in infrastructure-related debt as well as the information provided by ISS MI regarding challenges it encountered in constructing a peer group of funds with similar principal investment strategies. In all cases, the Trustees considered each Fund’s net management fees in light of that Fund’s historical performance net of expenses, that none of the mutual funds had the highest net management fee in its peer group, and that DoubleLine’s stated pricing philosophy for its advisory services did not include seeking to be a low-cost service provider. In light of all of the above and the other factors considered, The Trustees determined that neither the net management fees nor the net total expense ratios of any of the mutual funds appeared, on the basis of all of the information available to them, unreasonable or such as to call into question the continuation of the Funds’ Advisory Agreements.

In respect of the ETFs, the Trustees considered information in the ISS MI Reports regarding the ETFs’ performance records and net total expenses. The Trustees noted that DoubleLine Opportunistic Bond ETF and DoubleLine Shiller CAPE US Equities ETF commenced investment operations on March 31, 2022 and that DoubleLine Commercial Real Estate ETF and DoubleLine Mortgage ETF commenced investment operations on March 31, 2023. The Trustees noted that it was important to provide each Fund’s portfolio management team sufficient time to establish a more significant performance history. However, the Trustees considered that performance since inception for each ETF was within Management’s expectations and the Trustees considered Management’s explanation of any relative underperformance, including in respect of DoubleLine Opportunistic Bond ETF. In respect of DoubleLine Shiller CAPE Equities ETF, the Trustees noted that its performance was in line with, though below, its benchmark index. The Trustees noted also that its performance was shown relative to two peer groups and that the ETF compared more favorably against the peer group that was constructed using ISS MI’s more traditional approach. They noted that that ETF’s performance compared less favorably against the peer group that was constructed with just other active, non-transparent ETFs (the “ANT Group”). They noted that the ANT Group was comprised of ETFs with a broader spectrum of principal investment strategies and, consequently, with more dispersed performance records and they considered that in evaluating the ETF’s relative performance to date. On the basis of all of these factors, the Trustees determined that the performance records of the ETFs supported the continuance of the Advisory Agreement for each of the ETFs.

The Trustees considered the expenses of the ETFs. The Trustees noted that under the ETFs’ unitary fee structure, DoubleLine, in addition to providing investment management services, arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Trustees further noted that under the unitary fee structure, DoubleLine pays substantially all of the operating expenses of the Funds, except for, among other things, the management fees, taxes and transaction costs, distribution fees or expenses, and any extraordinary expenses (such as litigation). The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost

30	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2024

provider, nor does it have a policy to set its advisory fees below the median of an ETF’s peers, but rather seeks to set fees at a competitive level that reflects DoubleLine’s demonstrated significant expertise and experience in the investment strategies that if offers.

The Trustees noted that DoubleLine Shiller CAPE US Equities ETF and DoubleLine Opportunistic Bond ETF each had a net total expense ratio at or below the median of its peer group, though with DoubleLine Shiller CAPE US Equities ETF comparing less favorably again to the median of the ANT Group. In considering the net total expense ratios of DoubleLine Commercial Real Estate ETF and DoubleLine Mortgage ETF, the Trustees noted that while each Fund had a net total expense ratio that was above the median of its peer group, in each case, there were several peer funds with significantly higher net total expense ratios and that the ETFs’ net total expense ratios were within four or seven basis points of the median. The Trustees determined that none of the net total expense ratios of any of the ETFs appeared, on the basis of all of the information available to them, unreasonable or such as to call into question the continuation of the ETFs’ Advisory Agreements.

In respect of the CEFs, the Trustees considered the information in the ISS MI Reports regarding the Funds’ performance records and net management fees and net total expenses, based on each Fund’s net assets (excluding the principal amount of borrowings) and, separately, on each Fund’s total managed assets (including the principal amount of borrowings).

As to DoubleLine Income Solutions Fund (“DSL”), the Trustees noted that the Fund’s net management fees were in the third quartile of its peer group on both a net assets and total managed assets basis, though the Fund’s net total expenses (excluding investment related expenses) was either at or below the median of its expense peer group on those bases. The Trustees considered DoubleLine’s explanations for the Fund’s longer term relative underperformance with the Fund falling in the fourth quartile of its peers for the three-year, five-year and ten-year periods ended October 31, 2023 and noted the Fund’s stronger more recent performance, with the Fund performing in the second quartile of its peer group for the one-year period ended October 31, 2023, and the Fund outperforming its benchmark for the one- and three-year and ten-year periods ended October 31, 2023.

As to DoubleLine Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fees were in the third quartile of the Fund’s expense group on a net assets basis and in the fourth quartile of the expense group on a total managed assets basis. The Trustees also noted that DBL’s net total expense ratio was shown in the ISS MI Report to be in the third quartile of the Fund’s expense group on a net assets basis and in the fourth quartile of the expense group on a total managed assets basis. The Trustees considered that the Fund’s relative performance had improved recently, with the Fund performing in the second quartile of its peer group for the one-year period ended October 31, 2023, though the Fund had performed in the third quartile for the ten-year period ended October 31, 2023 and in the fourth quartile for the three- and five-year periods ended October 31, 2023. In considering the Fund’s performance, the Trustees noted also that the Fund had outperformed its benchmark index for the one-, three-, five- and ten-year periods shown in the ISS MI Report.

As to DoubleLine Yield Opportunities Fund (“DLY”), the Trustees considered that the Fund’s relative performance improved for the one-year period ended October 31, 2023, with the Fund performing in the first quartile of its peer group. They noted that the Fund performed in the fourth quartile for the three-year period ended October 31, 2023, though it had outperformed its benchmark index over one- and three-year periods ended October 31, 2023. In considering the fees and expenses of the Fund, the Trustees took into account DoubleLine’s statement that the Fund’s terms at its initial offering differed from many closed-end funds that came to market before it in that DoubleLine, as the Fund’s sponsor, bore all of the Fund’s initial organizational and offering expenses and that the Fund has a limited life, and that funds offered pursuant to such arrangements tend to pay higher advisory fees than funds whose sponsors do not bear those organizational and offering expenses and the related risks. The Trustees considered that ISS MI had developed an expense group comprising Funds with similar fee and expense arrangements, as ISS MI reported that it had done for a number of other fund families. The Trustees noted that the Fund’s net management fees and net total expenses, though above the medians of its peers on a total managed assets basis, was in the second quartile and slightly below the median of its peer group on a net assets basis.

The Trustees noted that each of DSL, DBL, and DLY had employed leverage during some or all of the periods shown in the ISS MI Reports, and considered information from DoubleLine that they receive quarterly regarding the estimated spread earned in respect of that leverage, after taking into account expenses related to the leverage, including incremental management fees.

For all of the Funds, Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, derivatives risk management services, compliance services, liquidity monitoring services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the

Annual Report	|	March 31, 2024	31

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered information provided by DoubleLine relating to its historical and continuing commitment to hire the necessary personnel and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods to continue to provide services of the same nature and quality as DoubleLine has historically provided to the Funds.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, and are in most cases lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to registered investment companies (mutual funds, ETFs and closed-end funds) exceed in many respects those required to provide advisory services to non-registered investment company clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine also bears substantially greater legal and other responsibilities and risks in managing and sponsoring registered investment companies than in managing private accounts or in sub-advising funds, including registered investment companies, sponsored by others, and that the services and resources required of DoubleLine when it sub-advises registered investment companies by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a sub-adviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser. In respect of the ETFs, the Trustees also noted the substantial financial risks assumed by DoubleLine in respect of each ETF’s unitary fee and that DoubleLine would generally bear, with limited exceptions, any increase in each ETF’s ordinary operating expenses.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account, among other things, information about both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation program, which is comprised of several components, including base salary, discretionary bonus and potential equity participation in DoubleLine, enables DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative long-term performance of the relevant Funds, the consistency of the Funds’ investment operations over time, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered in this respect information provided by DoubleLine regarding its reinvestment in its business to accommodate changing regulatory requirements and to maintain its ability to provide high-quality services to the Funds.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds and DoubleLine’s reported profitability, and that a number of the mutual funds had achieved significant size. They noted also that none of the Funds have breakpoints in their advisory fee schedules, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally, when taking into account expense limitations (where applicable), reflects reasonably foreseeable economies of scale. In this regard, the Trustees noted also that the information provided by ISS MI supported the view that the net management fees of the largest mutual funds remained competitively priced. The Trustees separately noted that DoubleLine had agreed to continue in place the expense limitation arrangements (where applicable) for a number of the mutual funds at current levels for an additional one-year period, with the prospect of recouping any waived fees or reimbursed expenses at a later date. In evaluating economies of scale more generally, the Trustees also noted ongoing changes to the regulatory environment, which required DoubleLine to re-invest in its business and infrastructure. Based on these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

32	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2024

With regard to DSL, DBL, and DLY, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. The Trustees noted DoubleLine’s view that the levels of its profitability in respect of DSL, DBL, and DLY are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

With regard to the ETFs, the Trustees noted that the ETFs have only recently begun operations and that none of the ETFs has achieved significant scale or scale that exceeded expectations for the ETFs at the time of their launch. The Trustees noted also the significant investment DoubleLine has made in the launch of the ETFs and that it has not yet achieved sustained significant profitability in respect of any of the ETFs.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the historical performance records of the Funds, and the factors cited by Management in respect of the underperforming Funds, were consistent with the continuance of the Advisory Agreement(s) for each of the Funds; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement(s); that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Annual Report	|	March 31, 2024	33

Statement Regarding the Fund’s Liquidity Risk Management Program	(Unaudited) March 31, 2024

The Fund has adopted a liquidity risk management program. The program’s principal objectives include mitigating the risk that the Fund is unable to meet its redemption obligations timely and supporting the Fund’s compliance with its limits on investments in illiquid assets. For the calendar year ended December 31, 2023, the program administrator determined that the program supported the Fund’s ability to meet reasonably foreseeable redemption requests, reduced the risk of significant dilution from redemptions and supported the Adviser’s management of the Fund’s liquidity profile. The program includes a number of elements that support the assessment and management of liquidity risk, including the periodic classification and re-classification of the Fund’s investments into groupings based on the Adviser’s view of their liquidity. There can be no assurance that the program will achieve its objectives. Please refer to your Fund’s private placement memorandum for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

34	DoubleLine Selective Credit Fund

Federal Tax Information	(Unaudited) March 31, 2024

For the fiscal year ended March 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $459,750 for single individuals and $517,200 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2024, was as follows:

Dividends Received Deduction

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2024, for the Fund was as follows:

Qualified Short-Term Gains

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2024, for the Fund was as follows:

Qualified Interest Income

DoubleLine Selective Credit Fund	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Annual Report	|	March 31, 2024	35

Trustees and Officers	(Unaudited) March 31, 2024

The name, year of birth, and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen and the other directorships held by each Trustee. The business address for each Trustee is c/o DoubleLine Funds Trust, 2002 North Tampa Street, Suite 200, Tampa, Florida 33602. Unless otherwise indicated, the information below is as of March 31, 2024.

Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari 1964	Trustee	Indefinite/Since March 2010	Executive Vice President, Pointivo, Inc., a software development firm. President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	26	None.

Yury Friedman 1956	Trustee	Indefinite/Since September 2023	Retired. Formerly, Managing Director, Institutional Fixed Income, Citibank.	26	None.

William A. Odell 1965	Trustee	Indefinite/Since September 2023	Retired. Formerly, Vice President and Regional Sales Manager, Fidelity Investments.	26(2)	None.

John C. Salter 1957	Trustee	Indefinite/Since March 2010	American Veterans Group, an investment bank and broker dealer specializing in financial services to American military veteran communities. Formerly, Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	26	None.

(1) The term ‘‘Fund Complex” as used herein includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund and each series of DoubleLine ETF Trust.

(2) Information as of May 14, 2024.

36	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2024

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of affiliated entities or related parties of the Adviser and hold direct or indirect ownership interests in affiliated entities of the Adviser. Additionally, Mr. Redell is an officer of the Trust.

Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee

Jeffrey E. Gundlach 1959	Trustee	Indefinite/Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital LP (since December 2009).	23	None.

(1) The term “Fund Complex” as used herein includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund and each series of DoubleLine ETF Trust.

Annual Report	|	March 31, 2024	37

Trustees and Officers (Cont.)

Officers

The officers of the Trust who are not also trustees of the Trust are included in the table below. The business address for each officer is c/o DoubleLine Funds, 2002 North Tampa Street, Suite 200, Tampa, Florida 33602.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Yield Opportunities Fund (since November 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019) and Executive (from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital LP (since July 2010); President, DoubleLine Funds Trust (since January 2010). Formerly, Interested Trustee, DoubleLine Funds Trust (January 2019 to September 2023).

Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020	Treasurer and Principal Financial and Accounting Officer, DoubleLine ETF Adviser LP (since December 2021); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital LP (since January 2013). Formerly, Vice President, DoubleLine Yield Opportunities Fund (since Inception); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine ETF Adviser LP (since December 2021); Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Group LP (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2011; Indefinite/Secretary Since July 2018	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Secretary, DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Group LP (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

38	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2024

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Group LP (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Group LP (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Chief Operating Officer, DoubleLine Group LP (since March 2023). Formerly, Director of Operations, DoubleLine Group LP (since March 2018), Manager of Operations, DoubleLine Group LP (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Group LP (since April 2013). Formerly, Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	Vice President	Indefinite/Vice President Since May 2016	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2016); Vice President, DoubleLine Income Solutions Fund (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly, Anti-Money Laundering Officer, DoubleLine Capital LP, DoubleLine Opportunistic credit Fund, DoubleLine Incomes Solutions Fund.

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020	Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Annual Report	|	March 31, 2024	39

Trustees and Officers (Cont.)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020	Vice President, DoubleLine Funds Trust (since January 2020); Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

Lisa Chen, 1979	Anti-Money Laundering Compliance Officer	Indefinite/Since September 2023	Anti-Money Laundering Compliance Officer, DoubleLine Funds Trust (since September 2023); Anti-Money Laundering Compliance Officer, DoubleLine ETF Trust (Since September 2023); Compliance Manager, DoubleLine Group LP (Since March 2022). Formerly, Vice President, Senior Compliance Officer, PIMCO (From April 2016 – February 2022).

40	DoubleLine Selective Credit Fund

Information About Proxy Voting	(Unaudited) March 31, 2024

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Annual Report	|	March 31, 2024	41

DoubleLine Privacy Notice	(Unaudited) March 31, 2024

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we,” “our” and “us”) collects, discloses, and protects your personal information, and how you might choose to limit our ability to disclose certain information about you. Please read this notice carefully.

Why We Need Your Personal Information

All financial companies need to disclose customers’ personal information to run their everyday businesses, to appropriately tailor the services offered (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information We May Collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where We Obtain Your Personal Information

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any DoubleLine investment account, including information provided when effecting wire transfers.

Information Collected From Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties with privacy policies that may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

42	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2024

How And Why We May Disclose Your Information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is required or authorized by law to do so, such as for the purpose of compliance with regulatory requirements or in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may disclose information to an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by contacting us at Privacy@DoubleLine.com or at 1 (800) 285-1545. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. We do not share your information to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice Related To The California Consumer Privacy Act (CCPA) And To “Natural Persons” Residing In The State Of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers and consumers is covered under the Gramm-Leach-Bliley Act (“GLBA”) and is therefore excluded from the scope of the California Consumer Privacy Act, as amended by the California Privacy Rights Act (together, “CCPA”).

However, for California residents who are not DoubleLine customers or consumers, as those terms are defined by GLBA, the personal information we collect about you is subject to the CCPA. As such, you have privacy rights with respect to your personal information. Please review the following applicable California privacy notice that is available at www.DoubleLine.com, or by contacting us at Privacy@DoubleLine.com or at 1 (800) 285-1545.

CA Privacy Notice for Website Visitors, Media Subscribers and Business Representatives

CA Privacy Notice for Employees

Notice To “Natural Persons” Residing In The European Economic Area (The “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data; or
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Notice To Investors In Cayman Islands Investment Funds

If you are a natural person, please review this notice as it applies to you directly. If you are a legal representative of a corporate or entity investor that provides us with any personal information about individuals (i.e., natural persons), you agree to furnish a copy of this notice to each such individual or otherwise advise them of its content.

Any international transfer of personal information will be compliant with the requirements of the Data Protection Act, 2017 of the Cayman Islands.

Privacy For Children

DoubleLine is concerned about the privacy of children. Our website and our services are not targeted at individuals under 18 years of age, and we do not knowingly collect any personal information from an individual under 18. If we learn that a child under the age of 13

Annual Report	|	March 31, 2024	43

DoubleLine Privacy Notice (Cont.)

(or such higher age as required by applicable law) has submitted personally identifiable information online without parental consent, we will take all reasonable measures to delete such information from its databases and to not use such information for any purpose (except where necessary to protect the safety of the child or others as required or allowed by law). If you become aware of any personally identifiable information, we have collected from children under 13 (or such higher age as required by applicable law), please contact us at Privacy@DoubleLine.com or at 1 (800) 285-1545. We do not sell or share any personal information and have no actual knowledge about selling or sharing personal information of individuals under the age of 16.

Retention Of Personal Information And Security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To And Control Of Your Personal Information

Depending on your country of domicile or applicable law, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact us at Privacy@DoubleLine.com or at 1 (800) 285-1545.

Changes To DoubleLine’s Privacy Policy

DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of such changes in accordance with applicable law.

44	DoubleLine Selective Credit Fund

Investment Adviser:

DoubleLine Capital LP

2002 North Tampa Street

Suite 200

Tampa, FL 33602

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-ANNUAL-SC

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602  || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

Mr. Raymond Woolson, a former Trustee and member of the Board’s Audit Committee was determined to qualify as an audit committee financial expert during his tenure on the Audit Committee. Since the date of Mr. Woolson’s retirement, the Registrant has not had an “audit committee financial expert,” as defined under instructions to Item 3(a), serving on its Audit Committee; however, the Registrant has retained Mr. Woolson to serve as a consultant to the Board of Trustees of the Registrant, including to the Independent Trustees who serve on the Registrant’s Audit Committee. In addition, the Registrant’s Audit Committee members have substantial financial expertise and include members with considerable professional experience in the financial markets, the securities markets, and the investment banking and investment management industries.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2024	FYE 3/31/2023
(a) Audit Fees	$1,130,636	$1,152,812
(b) Audit-Related Fees	N/A	$900
(c) Tax Fees	$278,054	$267,824
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2024	FYE 3/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2024	FYE 3/31/2023
Registrant	$278,054	$267,824
Registrant’s Investment Adviser	$365,847	$338,535

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The Registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The Registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald Redell
Ronald R. Redell, President

Date	06/04/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald Redell
Ronald R. Redell, President

Date	06/04/24

By (Signature and Title)	/s/ Henry V. Chase
Henry V. Chase, Treasurer and
Principal Financial and Accounting Officer

Date	06/04/24